Exhibit 10.9

Amendment No. 1 to Trademark License Agreement
This Amendment No. 1 (“Amendment”), to that certain Trademark License Agreement dated August 8, 2012 (as amended, the “Agreement”) between SEARS ROEBUCK AND CO., a New York corporation (“Sears”), and SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (“SHO”), is made by the parties thereto and is retroactive to October 11, 2012 (the “Amendment Date”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Agreement.
Whereas, the parties have determined that it is in both parties’ interest to amend the Agreement.
NOW, THEREFORE, in consideration of the above premises and the mutual covenants and other good and valuable consideration contained herein, the parties agree as follows:

1.	Amendments. The Agreement shall be modified as of the Amendment Date set forth above as follows:

a.	Shos.com Domain. The second WHEREAS clause of the Agreement is replaced with the following:

“WHERAS, Sears has a license to use (and further sublicense the use of) the searshometownandoutlet.com, ownasearsstore.com, shos.com, sears-sho.com, and shos.com domain names (collectively, the “Domain Names”);”

2.
Condition Precedent. It is a condition precedent to the effectiveness of this Amendment that the parties (or their Affiliates, as applicable) also execute (collectively the “Related Amendments”): (a) that certain Amended and Restated Merchandising Agreement, (b) Amendment #4 to Services Agreement, (c) Amendment #1 to Employee Transition and Administrative Services Agreement, (d) Amendment #1 to Shop Your Way Rewards Retail Establishment Agreement, (e) Amendment #1 to Supplemental Agreement; (f) Amendment No. 4 to the prior Merchandising Agreement between the Parties and/or their Affiliates; and (g) Amendment #2 to Store License Agreement (Outlet).

3.
No Other Amendments. Except as expressly amended herein, the Agreement shall continue in full force and effect, in accordance with its terms, without any waiver, amendment or other modification of any provision thereof, including the parties’ choice of law (pursuant to Section 29.(a) of the Agreement) which also applies to this Amendment.

Signature Page Follows
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth below by their respective officers thereunto duly authorized.

SEARS, ROEBUCK AND CO.
By: Sears Holdings Management Corporation, its Agent

By: /s/ ROBERT A. RIECKER
VP Controller
May 11, 2016

SEARS HOMETOWN AND OUTLET STORES, INC.

By: /s/ WILL POWELL
CEO & President
May 11, 2016